PHSB Financial Corporation        Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                 President and Chief Executive Officer
                                           Richard E. Canonge
                                           Chief Financial Officer
                                           (724) 846-7300


                                           FOR IMMEDIATE RELEASE
                                           October 15, 2003



                           PHSB FINANCIAL CORPORATION
                 ANNOUNCES SEPTEMBER 30, 2003 OPERATING RESULTS

Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today operating results for the nine months ended September 30, 2003. Net income for the nine months ended September 30, 2003 was $1,905,000, or $.71 basic and $.68 diluted earnings per share, compared to $2,131,000 or $.69 basic and $.68 diluted earnings per share, for the nine months ended September 30, 2002.

         Total assets at September 30, 2003 of $339.3 million represented a decrease of $6.2 million or 1.8% from December 31, 2002. This decrease was primarily due to a decrease in loans of $6.7 million.

         The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                                   September 30,          December 31,
                                                                                      2003                    2002
                                                                                 ----------------     ------------------
          ASSETS
          Cash and amounts due from other institutions                         $       5,793,221    $         6,938,217
          Interest-bearing deposits with other institutions                            3,249,152              1,283,752
                                                                                 ----------------     ------------------
          Cash and cash equivalents                                                    9,042,373              8,221,969
          Investment securities:
               Available for sale                                                     35,203,528             27,233,227
               Held to maturity (market value $ 8,866,546
                  and $19,611,078)                                                     8,581,797             19,274,753
          Mortgage - backed securities:
               Available for sale                                                     55,355,595             44,137,225
               Held to maturity (market value $ 62,198,528
                  and $71,826,914)                                                    61,650,964             70,346,358
          Loans (net of allowance for loan losses of $1,714,417
               and $1,683,596)                                                       159,006,348            165,668,214
          Accrued interest receivable                                                  1,426,436              1,998,773
          Premises and equipment                                                       4,316,246              4,604,005
          Federal Home Loan Bank stock                                                 3,808,900              3,620,300
          Other assets                                                                   891,885                431,881
                                                                                 ----------------     ------------------

                    TOTAL ASSETS                                               $     339,284,072    $       345,536,705
                                                                                 ================     ==================

          LIABILITIES AND STOCKHOLDERS' EQUITY
          Deposits                                                             $     231,731,211    $       232,366,672
          Advances from Federal Home Loan Bank                                        57,880,000             61,007,800
          Accrued interest payable and other liabilities                               2,421,701              2,802,061
                                                                                 ----------------     ------------------

                    Total liabilities                                                292,032,912            296,176,533
                                                                                 ----------------     ------------------

          Preferred stock, 20,000,000 shares authorized, none issued                           -                      -
          Common stock, $.10 par value 80,000,000 shares authorized,
               3,519,711 and 3,497,109  shares issued                                    351,971                349,711
          Additional paid in capital                                                  32,614,979             32,329,518
          Retained earnings  -  substantially restricted                              24,590,063             23,571,132
          Accumulated other comprehensive income                                       1,611,040              2,197,377
          Unallocated ESOP shares (196,712 and 214,595 shares)                        (2,086,418)            (2,276,111)
          Unallocated RSP shares (37,510 shares)                                        (581,780)                     -
          Treasury stock, at cost (613,360 and 471,357 shares)                        (9,248,695)            (6,811,455)
                                                                                 ----------------     ------------------

                    Total stockholders' equity                                        47,251,160             49,360,172
                                                                                 ----------------     ------------------

                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $     339,284,072    $       345,536,705
                                                                                 ================     ==================

                                                                                   September 30,          December 31,
                                                                                       2003                   2002
                                                                                 ----------------     ------------------
               Other Financial Condition Data:
                    Stockholders equity to total assets                                   13.93%                 14.29%
                    Book value per share                                                   16.26                  16.31
                    Non-performing assets                                      $         676,690    $           443,452
                    Non-performing loans to total loans                                    0.43%                  0.27%

                           PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                                  Three Months Ended                Nine Months Ended
                                                                      September 30,                     December 31,
                                                                  2003           2002                2003           2002
                                                               ------------   ------------        -----------    -----------
INTEREST AND DIVIDEND INCOME
     Loans:
        Taxable                                              $   2,375,477  $   2,662,025       $  7,482,391   $  7,875,638
        Exempt from federal income tax                             190,023        295,607            815,097        498,741
     Investment securities:
        Taxable                                                    213,809        422,770            656,616      1,235,175
        Exempt from federal income tax                             128,671        208,221            466,907        795,409
     Mortgage - backed securities                                1,158,878      1,436,947          3,880,207      4,403,806
     Interest - bearing deposits with other institutions             9,853         41,681             36,090        141,420
                                                               ------------   ------------        -----------    -----------
             Total interest and dividend income                  4,076,711      5,067,251         13,337,308     14,950,189
                                                               ------------   ------------        -----------    -----------

INTEREST EXPENSE
     Deposits                                                    1,328,128      1,762,409          4,484,958      4,993,419
     Advances from Federal Home Loan Bank                          743,667        792,655          2,197,886      2,316,652
                                                               ------------   ------------        -----------    -----------
             Total interest expense                              2,071,795      2,555,064          6,682,844      7,310,071
                                                               ------------   ------------        -----------    -----------

             Net interest income                                 2,004,916      2,512,187          6,654,464      7,640,118

PROVISION FOR LOAN LOSSES                                          130,000        195,000            500,000        555,000
                                                               ------------   ------------        -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES              1,874,916      2,317,187          6,154,464      7,085,118
                                                               ------------   ------------        -----------    -----------

NONINTEREST INCOME
     Service charges on deposit accounts                           185,601        167,690            529,904        464,893
     Investment securities gains, net                              467,814         98,178          1,010,778        148,138
     Rental income, net                                             26,400         25,500             77,400         66,983
     Other income                                                   73,094         63,459            209,681        194,396
                                                               ------------   ------------        -----------    -----------
             Total noninterest income                              752,909        354,827          1,827,763        874,410
                                                               ------------   ------------        -----------    -----------

NONINTEREST EXPENSE
     Compensation and employee benefits                          1,074,589        982,541          3,155,376      2,822,891
     Occupancy and equipment costs                                 301,915        338,762            970,098      1,045,349
     Data processing costs                                          46,050         51,116            144,717        149,134
     Other expenses                                                394,485        378,602          1,230,967      1,157,067
                                                               ------------   ------------        -----------    -----------
             Total noninterest expense                           1,817,039      1,751,021          5,501,158      5,174,441
                                                               ------------   ------------        -----------    -----------

Income before income taxes                                         810,786        920,993          2,481,069      2,785,087
Income taxes                                                       223,389        176,765            575,943        653,765
                                                               ------------   ------------        -----------    -----------

             NET INCOME                                      $     587,397  $     744,228       $  1,905,126   $  2,131,322
                                                               ============   ============        ===========    ===========

Earnings Per Share
     Basic                                                   $        0.22  $        0.26       $       0.71   $       0.69
     Diluted                                                 $        0.21  $        0.25       $       0.68   $       0.68

Weighted average number of shares outstanding
     Basic                                                       2,676,199      2,912,386          2,697,793      3,098,123
     Diluted                                                     2,768,214      2,965,714          2,783,525      3,147,222

Financial ratios (annualized)
     Return on average assets                                        0.71%          0.87%              0.75%          0.86%
     Return on average equity                                        5.05%          5.96%              5.36%          5.50%
     Net interest margin                                             2.46%          3.00%              2.68%          3.15%